UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 28, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

FEDERAL	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, New York 11201
(Address of principal executive offices)

(718) 855-8500
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On October 28, 2011, Brooklyn Federal Bancorp, Inc. (the “Company”) entered into a Memorandum of Understanding related to a purported class action lawsuit filed by Joseph Underwood, a shareholder represented by the law firm of Brower Piven, a Professional Corporation, in the Supreme Court of the State of New York, County of Kings against the Company, BFS Bancorp, MHC, Brooklyn Federal Savings Bank and their respective directors, and Investors Bancorp, Inc., Investors Bancorp, MHC, and Investors Bank, formerly Investors Savings Bank (the “Lawsuit”), and a lawsuit filed on September 16, 2011, by Russ Bastin, a shareholder represented by the law firm of Brodsky & Smith, LLC, who filed a similar and substantially identical shareholder action in the Supreme Court of the State of New York, County of Kings, against the same defendants (individually, the “Bastin Matter,” and collectively with the Lawsuit, the “Shareholder Actions”).  As previously disclosed, the Shareholder Actions allege, among other things, that the Company’s directors breached their fiduciary duties and obligations to the Company’s shareholders, other than BFS Bancorp, MHC (the “Public Shareholders”), and that Investors Bancorp, Inc. and its affiliates participated, aided and abetted in such alleged breaches, by failing to obtain the highest available value for the Company and to take steps to maximize its value when facilitating its acquisition by entering into the agreement and plan of merger, dated August 16, 2011 (the “Merger Agreement”), under which the Company is expected to merge with and into Investors Bancorp, Inc. (the “Mid-Tier Merger”) and the Public Shareholders are to receive cash consideration of $0.80 per common share.

Previously, on October 18, 2011, the parties to the Bastin Matter and the Lawsuit filed a Stipulation and Proposed Order Consolidating Related Shareholder Actions and Appointing Interim Co-Lead Counsel (the “Proposed Order”) for the Plaintiffs with the court.  The parties’ stipulation provides for, among other things, the consolidation of the Bastin Matter, the Lawsuit, and any other shareholder action filed in or transferred to the court that involves similar questions of law or fact.  The Proposed Order is awaiting approval by the court.

Pursuant to the Memorandum of Understanding and in exchange for the actions described below, the following actions are expected to be taken by the defendants:

•
Investors Bancorp, Inc., without admitting any liability or wrong doing, will pay the Public Shareholders of record as of the effective date of the mergers contemplated by the Merger Agreement (collectively, the “Mergers”), an additional $0.07 per share, upon consummation thereof, in consideration for settlement of all claims in the Shareholder Actions and the releases described below, provided, however, that such shareholders do not opt out of the settlement;

•
Section 10.02(b)(iii) of the Merger Agreement will be modified to provide that the Investors Bancorp Fee, as defined in the Merger Agreement, will be reduced to $300,000, subject to the condition that the Stipulation of Settlement, to be prepared by the parties, is approved by the appropriate court.  If the Stipulation of Settlement is not approved by the court, the Investors Bancorp Fee shall be equal to $460,000, plus out-of-pocket expenses not to exceed the sum of $50,000 less any loan inventory expenses paid by Brooklyn Federal Savings Bank pursuant to Section 5.03 of the Merger Agreement; and

•
The plaintiffs are to be provided with a copy of the proxy statement before issuance for their review, and the defendants must consider in good faith any changes thereto proposed by plaintiffs up until a reasonable time before the definitive proxy is filed.

Pursuant to the Memorandum of Understanding, the parties contemplate entering into a stipulation of settlement (the “Stipulation of Settlement”) that will settle and release all claims that were asserted and/or could have been asserted by the parties in connection with the Shareholder Actions.   The Stipulation of Settlement will include terms proposing the certification of a non-opt out class with respect to all claims for injunctive, declaratory and other equitable relief.  Non-New York resident members of the class may opt out solely to preserve any right to pursue potential claims for monetary damages but will otherwise be bound by terms of the settlement.  Investors Bancorp, Inc. may terminate the settlement if class members holding an agreed-to percentage or number of Company shares opt out of the settlement, as set forth in a supplemental agreement to be executed by the parties.

The Memorandum of Understanding also contemplates that the Stipulation of Settlement will be subject to, among other things, the satisfactory completion of confirmatory discovery and plaintiffs not having any objection to the proxy statement on the grounds that the proxy statement contains any material misstatement or omission.  The Memorandum of Understanding and the Stipulation of Settlement will be conditioned upon class certification and final approval by the Supreme Court of New York, County of Kings.  Plaintiffs intend to petition the court for an award of expenses and fees in connection with its approval of the Stipulation of Settlement.

There can be no assurances that the Stipulation of Settlement will be approved by the court, or the timing of any such approval.  One of the conditions to the closing of the transactions contemplated by the Merger Agreement, including the Mergers, is that none of the parties may be subject to any order, decree or injunction of a court or agency that enjoins or prohibits the consummation of the transactions contemplated by the Merger Agreement.  Accordingly, if the proposed settlement does not proceed, and, thereafter, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Mergers, then such injunction may prevent the Mergers from becoming effective, or from becoming effective within the expected timeframe.  Alternatively, if the Mergers are not approved by the regulators and the shareholders, or close prior to any approval of the settlement, there can be no assurance that the settlement will be approved by the court.

This description of the Memorandum of Understanding is qualified in its entirety by the Memorandum of Understanding, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
10.1	Memorandum of Understanding, dated October 28, 2011

Important Additional Information.

This Current Report on Form 8-K does not constitute a solicitation of any vote or approval.  The Company will be filing with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement related to a special meeting of its shareholders (the “Definitive Proxy”) and other relevant documents related to shareholder approval of the Merger Agreement and related transactions, including the Mid-Tier Merger (“Shareholder Approval”).  We urge investors to read the Definitive Proxy and other related documents to be filed with the SEC because they will contain important information.

Once available, these documents will be obtainable free of charge on the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by the Company will be available free of charge from Gregg J. Wagner, President and Chief Executive Officer, at (718) 855-8500.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies for Shareholder Approval.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Shareholder Approval will be set forth in the Definitive Proxy and the other relevant documents to be filed with the SEC.  SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can find information about the Company’s executive officers and directors in the proxy statement related to its 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on August 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 3, 2011	BROOKLYN FEDERAL BANCORP, INC.

	By:	/s/ Gregg J. Wagner
Gregg J. Wagner
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Memorandum of Understanding, dated October 28, 2011